Exhibit 99.1

December 21, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated December 21, 2000, of Paradise Music & Entertainment, Inc. and are in agreement with the statements contained in the three paragraphs on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                        /s/ Ernst & Young LLP


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